Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE SECURITIES

EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yankee Holding Corp. (the “Company”) on Form 10-Q for the fiscal quarter ended April 3, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce L. Hartman, Chief Financial Officer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory W. Hunt
Gregory W. Hunt
Chief Financial Officer
May 13, 2010

36